                                  EXHIBIT 99.1

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                            OF INTEGRITY MEDIA, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Integrity Media, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald
S. Ellington, Senior Vice President of Finance and Administration of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                   /s/ Donald S. Ellington
------------------------------------------------------------
   Donald S. Ellington
   Senior Vice President of Finance and Administration
   (Chief Financial Officer)




Date: March 25, 2003


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